Exhibit 99.1
Lockheed Martin Corporation
6801 Rockledge Drive Bethesda, MD 20817
Telephone 301-897-6000
Kenneth R. Possenriede
Chief Financial Officer

August 3, 2021

James D. Taiclet
Chairman, President and Chief Executive Officer
Lockheed Martin Corporation
6801 Rockledge Drive
Bethesda, Maryland 20817

Dear Jim:

I have decided to retire from the Company.

Effective today, I am resigning my position as Chief Financial Officer of Lockheed Martin Corporation and as a director of any subsidiaries.

Sincerely,

/s/ Kenneth R. Possenriede

Kenneth R. Possenriede

cc: Maryanne R. Lavan, Senior Vice President, General Counsel and Corporate Secretary